UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 August 6, 2002
                                (Date of earliest
                                 event reported)





       Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
       Number                    Principal Executive Offices; and Telephone Number             Identification Number
       ---------------------     ----------------------------------------------------------    ------------------------
       1-16169                   EXELON CORPORATION                                            23-2990190
                                 (a Pennsylvania corporation)
                                 10 South Dearborn Street - 37th Floor
                                 P.O. Box 805379
                                 Chicago, Illinois 60680-5379
                                 (312) 394-7398

Item 9. Regulation FD Disclosure

On August 6, 2002, Exelon Corporation delivered to the Secretary of the Securities and Exchange Commission (SEC) certifications of its principal executive officer and principal financial officer, as required by SEC Order No. 4-460. Copies of the certifications are attached as Exhibits 99.1 and 99.2 to this report.

Exhibit Index

Exhibit No.             Description
-----------             -----------
99.1                    Statement Under Oath of Principal Executive Officer and
                        Principal Financial Officer Regarding Facts and
                        Circumstances Relating to Exchange Act Filings, filed by
                        John W. Rowe on August 6, 2002.

99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, filed by Ruth Ann M. Gillis on August 6, 2002.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              EXELON CORPORATION


                              /S/ Ruth Ann M. Gillis
                              -----------------------------------
                              Ruth Ann M.Gillis
                              Senior Vice President and Chief Financial Officer Exelon Corporation


August 6, 2002